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COAST BUSINESS CREDIT(R)


                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


BORROWER:         NTN COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         BUZZTIME ENTERTAINMENT, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         NTN WIRELESS COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

DATE:             MAY 1, 2002


THIS SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ("Sixth Amendment") is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, on the one hand and NTN Communications, Inc. ("NTN"), Buzztime, Inc. ("Buzztime") and NTN Wireless Communications, Inc. ("Wireless") on the other hand, whose chief executive offices are located at the above address ("Borrower's Address"). NTN, Buzztime and Wireless shall hereinafter be collectively referred to as Borrower. This Sixth Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement, as amended ("Agreement") and the Schedule to the Agreement ("Schedule"), and the same is an integral part of the Agreement.


                              CONSENT AND APPROVAL


1. Coast hereby consents and approves Borrower's request to downstream to Wireless up to an additional One Hundred Thousand Dollars ($100,000.00), thereby making the total amount outstanding that may be downstreamed to Wireless up to Two Hundred Thousand Dollars ($200,000.00). However, Borrower shall reduce the amount downstreamed to Wireless to no more than One Hundred Seventy-five Thousand Dollars ($175,000.00) on or before May 31, 2002, and further reduce the amount downstreamed to Wireless to no more than One Hundred Fifty Thousand Dollars ($150,000.00) on or before July 1, 2002 and


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    at all times during the Term thereafter. The maximum amount that may be downstreamed and the reductions thereto, do not include the one time payment to Bankers Capital in an amount not to exceed Fifty-five Thousand Two Hundred Forty-seven Dollars and Seventy-seven Cents ($55,247.77).

                                   AMENDMENTS

1. Section 8.1 (9) of the Schedule is hereby amended to add the following to the end of the existing Section: " Notwithstanding the preceding, Borrower may downstream up to Two Hundred Thousand Dollars ($200,000.00) to its Affiliate, NTN Wireless Communications, Inc., provided however that such amount shall be reduced to One Hundred Seventy-five Thousand Dollars ($175,000.00) on or before May 31, 2002, and further reduced to One Hundred Fifty Thousand Dollars ($150,000.00) on or before June 30, 2002 and at all times during the Term thereafter."

    CONDITIONS PRECEDENT TO EFFECTIVENESS OF SIXTH AMENDMENT

1.  Borrower's shall execute and deliver this Sixth Amendment to Coast.

2. Borrower shall pay Coast an amendment fee, fully earned and payable upon the execution hereof, in the amount of Two Thousand Dollars ($2,000.00).

    EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AND SECURITY AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS AND CONSENTS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OR CONSENT OF ANY OTHER PROVISION OR TERM OF THE LOAN AND SECURITYAGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE OR CONSENT TO ANY TERM OR CONDITION OF THE LOAN AND SECURITY AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

    Borrower:
      NTN COMMUNICATIONS, INC.


    By:_______________________________
       Stanley B. Kinsey, CEO


    And by:____________________________
           Darlene French-Porter, Controller



    Signatures continue on separate page 3


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    Borrower:
      BUZZTIME ENTERTAINMENT, INC.


      By:_______________________________
         V. Tyrone Lam, President


      And by:____________________________
             Darlene French-Porter, Controller

    Borrower:
      NTN WIRELESS COMMUNICATIONS, INC.


      By:__________________________
      Name: Mark de Gorter, President


      And by:_______________________
      Name: Kathy Miles, Secretary


    Coast:
      COAST BUSINESS CREDIT, a division of Southern Pacific Bank


      By:_______________________________
          Darrell Daniel, Vice President









        Signature page to Sixth Amendment to Loan and Security Agreement


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